W.P. Stewart & Co. Growth Fund, Inc.

     Supplement dated February 2, 2006
to Supplement dated August 16, 2005 and
to Statement of Additional Information dated May 2, 2005

          Effective immediately, the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) statement of additional information (“SAI”) is further modified as follows. Under “MANAGEMENT OF THE FUND,” on page 10 of the SAI, in the chart under “Officers:” the first row is deleted and replaced with the following:

Name, Address** and Age	Position(s) with Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios Overseen within the Fund	Other Directorships Held by the Director****

Officers:

John C. Mahler, Jr. (47)	President	President since January 2006	Portfolio Manager of the Adviser since December 2005. Portfolio Manager of the Fund since January 2006. Dr. Mahler served as Head of Equities at Brown Brothers Harriman & Company from January 2004 to November 2005 and was Director of Research from October 2001 to December 2003. Prior to joining Brown Brothers, Dr. Mahler served at Manning and Napier Advisors, Inc. as Co-director of Research and Senior Analyst/Portfolio Manager from January 2000 to September 2001 and March 1997 to December 1999, respectively.	1	None

**	Unless otherwise noted, the business address of the directors and officers is 527 Madison Avenue, New York, NY 10022

***	There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.

****	This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

          Under “INVESTMENT ADVISORY AND OTHER SERVICES,” on pages 15 and 16 of the SAI, the disclosure under “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Manager

          Dr. John C. Mahler, Jr. is responsible for the day-to-day management of the Fund’s portfolio.

          Portfolio Manager Compensation Structure

          Dr. Mahler’s compensation is variable and dependent upon the percentage of the compensation pool that is awarded to him by the Fund’s Adviser’s parent, W.P. Stewart & Co., Ltd. (“WPL”). This compensation pool is based upon a percentage of the adjusted operating profit of the Fund’s Adviser’s parent group of companies (the “Firm”). Dr. Mahler’s salary is neither determined nor dependent upon the Fund’s performance but rather is based upon an evaluation of his responsibilities as an analyst / portfolio manager of the Fund’s Adviser. As part of his compensation package, Dr. Mahler received a very small percentage of his overall compensation in the form of restricted stock of WPL.

          Other Accounts Table

          The following provides information regarding other accounts managed by Dr. Mahler as of January 31, 2006:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Other Registered Investment
Companies	0	$0	0	$0
Other Pooled Investment Vehicles	8	$227 million	0	$0
Other Accounts	10	$19 million	0	$0

Security Ownership in Fund

          Dr. Mahler does not own any shares of the Fund.

INVESTMENT COMPANY ACT FILE NO. 811-8128